Economic Assumptions and the Sensitivity of the Estimated Fair Value of Retained Interests in Finance Receivables to Immediate 10% and 20% Changes in Those Assumptions (Detail) In Millions	Mar. 31, 2011 USD ($)	Mar. 31, 2011 INR	Mar. 31, 2010 INR
Annual prepayment rate:
Impact of 10% adverse change	$ 0.7	30.1	53.9
Impact of 20% adverse change	1.3	57.0	94.9
Expected credit losses:
Impact of 10% adverse change	0.5	22.3	22.7
Impact of 20% adverse change	$ 1.0	44.5	45.3